UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : February 10, 2005

TRIZEC PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16765 (Commission File Number)	33-0387846 (I.R.S. Employer Identification Number)

10 S. Riverside Plaza, Suite 1100, Chicago IL (Address of principal executive offices)	60606 (Zip Code)

Registrant’s telephone number, including area code:
(312) 798-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Earnings Press Release
Supplemental Operating and Financial Data

Item 2.02. Results of Operations and Financial Condition.

     On February 10, 2005, Trizec Properties, Inc. (the “Company”) announced its financial results for the year and quarter ended December 31, 2004. A copy of the Company’s earnings press release is furnished as Exhibit 99.1 to this report on Form 8-K. A copy of the Company’s Supplemental Operating and Financial Data for the quarter ended December 31, 2004 is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in this report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIZEC PROPERTIES, INC.
Date: February 10, 2005	By:	/s/ Timothy H. Callahan
Timothy H. Callahan
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Earnings Press Release dated February 10, 2005

99.2	Supplemental Operating and Financial Data for the Quarter ended December 31, 2004